UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016 (September 21, 2016)

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On September 21, 2016, General Cannabis Corp. (the “Company”) and several non-affiliated accredited investors (each a “Purchaser”, collectively “Purchasers”) entered into the promissory note and warrant purchase agreement (the “Purchase Agreement”) and the security agreement (the “Security Agreement”), pursuant to which the Company issued and sold to each Purchaser a 12% senior secured promissory note (the “Notes”) and the accompanying warrants (the “Warrants”), including a series A warrant (the “Series A Warrant”) and a series B warrant (the “Series B Warrant”).  The Notes are senior in terms of priority on liquidation to all other existing debt obligations of the Company (the “Remaining Debt”).  The Company sold an aggregate amount of $3,000,000 in Notes and issued an aggregate of 4,500,000 Series A Warrants and 4,500,000 Series B Warrants.

Each Series A Warrant is exercisable at a price of $0.35 per share for a period of three years. Each Series B Warrant is exercisable on substantially the same terms of the Series A Warrant except that they are exercisable at a price of $0.70 per share.

The Company took in $ 2,450,000 of new funds and certain existing holders of approximately $550,000 of Company’s outstanding indebtedness rolled over their obligations into the Notes and Warrants.  The proceeds will be utilized to repay certain of the Company’s indebtedness and for working capital including potential acquisitions. Pursuant to the Purchase Agreement, the Purchasers have the right to appoint a member to the Company’s Board of Directors.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, the Form of Promissory Note and the Form of Security Agreement, which are filed as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of Series A Warrants and Series B Warrants does not purport to be complete and is qualified in its entirety by reference to the Form of Series A Warrant and the Form of Series B Warrant, which are filed as Exhibit 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

The capitalized terms used herein without definition shall have the meanings assigned to them in the Purchase Agreement.

Item 2.03

Creation of a Direct Financial Obligation

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02

Unregistered Sales of Securities

The information set forth in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01

Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-k.

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Form of Promissory Note
10.3	Form of Security Agreement
10.4	Form of Series A Warrant
10.5	Form of Series B Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 26, 2016

GENERAL CANNABIS CORP

By:	/s/ Robert L. Frichtel
Name:	Robert L. Frichtel
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Form of Promissory Note
10.3	Form of Security Agreement
10.4	Form of Series A Warrant
10.5	Form of Series B Warrant